FORM 8 - A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



--------------------------------------------------------------------------------


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       VALLEY NATIONAL GASES INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                                                  23-2888240
--------------------------------------------------------------------------------
(State of incorporation or organization)                     (I.R.S. Employer
                                                             Identification No.)



67 43rd Street, Wheeling, West Virginia                                   26003
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                      Name of each exchange on which
     to be so registered                      each class is to be registered
     -------------------                      ------------------------------

  Common Stock, $.001 Par Value                  American Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:


                                      None
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities
         to be Registered
         --------------------------------------

         Common Stock, $.001 Par Value
         -----------------------------

         The securities of Valley National Gases Incorporated (the "Company") to be registered on the American Stock Exchange, Inc. (the "Exchange") are the Company's Common Stock, par value $.001 per share. A description of the Common Stock, contained under the caption "Description of Capital Stock" in the Prospectus included in Amendment No. 1 to the Company's Registration Statement on Form S-1 dated March 13, 1997 (the "S-1 Registration Statement"), is incorporated by reference herein.

Item 2.  Exhibits
         --------

         I. The following Exhibits have heretofore been filed with the Commission and are incorporated herein by reference.

                  a) Specimen certificate representing the Common Stock (filed as an Exhibit to the Registrant's Registration Statement on Form 8-A, as filed with the Securities and Exchange Commission on March 27, 1997)

                  b)       Registrant's  Articles of Amendment (filed as Exhibit
                           3.1   to   the   S-1   Registration   Statement   and
                           incorporated herein by reference).

                  c) Registrant's By-laws (filed as Exhibit 3.2 to the S-1 Registration Statement and incorporated herein by reference).


         2. All exhibits required by Instruction II to Item 2 will be supplied to the Exchange.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Valley National Gases Incorporated


                                           By:      /s/ Robert Scherich
                                              ----------------------------------
                                              Name:  Robert Scherich
                                              Title:  Chief Financial Officer

Date:  July 26, 1999